UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 26, 2026

BOISE CASCADE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-35805	20-1496201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices) (Zip Code)

(208) 384-6161
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(d). Election of Directors

On October 26, 2026, the Board of Directors (the "Board") of Boise Cascade Company ("Boise Cascade" or the "Company") expanded the size of the Board from 10 to 11 directors and elected Mr. Brian Carlson to fill the newly created vacancy effective immediately. Mr. Carlson will serve on the Audit Committee and the Corporate Governance and Nominating Committee. Mr. Carlson spent 30 years with Huber Engineered Woods ("Huber"), including serving as president from 2007 until his retirement in 2025. During his career with Huber, Mr. Carlson held leadership roles spanning research and development, sales, marketing, business development, strategy, and innovation.

There are no arrangements or understandings between Mr. Carlson and any other person pursuant to which Mr. Carlson was selected as a director, and there are no transactions between Mr. Carlson and the Company that would require disclosure under Item 404(a) of Regulation S-K. Mr. Carlson does not have any family relationships with any executive officer or director of the Company. As a non-employee director, Mr. Carlson will be entitled to the same compensation paid to all non-employee directors of the Company. For a description of the Company's director compensation policy, see the section titled "Board Compensation" as set forth in the Company's most recent Proxy Statement as filed with the U.S. Securities and Exchange Commission (the "SEC") on March 17, 2026. In connection with his election to the Board, Mr. Carlson has entered into an Indemnification Agreement with the Company substantially in the form of Indemnification Agreement for directors and executive officers filed with the SEC on February 22, 2022 as Exhibit 10.23 to the Company's Annual Report on Form 10-K. The press release announcing the appointment of Mr. Carlson is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5.02.

Item 7.01    Regulation FD Disclosure.

On October 29, 2026, Boise Cascade issued a press release announcing that its Board had declared a quarterly dividend of $0.23 per share to holders of its common stock, payable on December 16, 2026 to stockholders of record on December 1, 2026. The press release is furnished as Exhibit 99.2 and incorporated by reference into this Item 7.01.

The information in this Item 7.01 of Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Boise Cascade Company Press Release, dated October 27, 2026.

99.2	Boise Cascade Company Press Release, dated October 29, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE COMPANY

	By	/s/ Jill Twedt
Jill Twedt Senior Vice President, General Counsel & Corporate Secretary
Date: October 29, 2026